Rule 497(e)
                                                              File Nos. 811-3364
                                                                         2-75503

                             MAXIM SERIES FUND, INC.
                          Supplement dated May 26, 2000
                         To Prospectus dated May 1, 2000


Pursuant to a shareholder vote on May 25, 2000, the sub-classification of the Maxim Growth Index Portfolio was changed from diversified to non-diversified. Please refer to page 37 of the prospectus for information concerning this Portfolio, including the meaning of, and the risks associated with, non-diversification.






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                             MAXIM SERIES FUND, INC.
                          Supplement dated May 26, 2000
            To Statement of Additional Information dated May 1, 2000



Pursuant to a shareholder vote on May 25, 2000, the sub-classification of the Maxim Growth Index Portfolio was changed from diversified to non-diversified. Accordingly, the following changes are made to the Statement of Additional
Information:

1. The second sentence under "Non-Diversified Portfolios" on page 1 is revised to read, "The Maxim Short-Term Maturity Bond, Maxim Global Bond, Maxim U.S. Government Mortgage Securities and Maxim Growth Index Portfolios are considered "non-diversified" because each may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would."

2. The last sentence of the first investment limitation under "Investment Limitations" on page 2 is revised to read, "This investment restriction does not apply to the Maxim Global Bond, Maxim U.S. Government Mortgage Securities, Maxim Short-Term Maturity Bond or Maxim Growth Index Portfolios.